SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported) November 21, 2005


                                THE BEARD COMPANY
             (Exact name of registrant as specified in its charter)


          Oklahoma                     1-12396                73-0970298
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)


                                Enterprise Plaza
                               5600 N. May Avenue
                                    Suite 320
                          Oklahoma City, Oklahoma         73112
               (Address of principal executive offices) (Zip Code)

                                 (405) 842-2333
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17
    CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Information to be Included in the Report

Item 7.01  Regulation FD Disclosure.

     On November 21, 2005, the Company issued a press release announcing its financial results for the third quarter and nine months of 2005. A copy of the press release is attached hereto as Exhibit 99.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.                                Description
-----------                                -----------

    99                       Press release dated November 21, 2005

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                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE BEARD COMPANY

                                          /s/ Herb Mee, Jr.
                                         -------------------------------
                                         Herb Mee, Jr., President

November 22, 2005
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                                 EXHIBIT INDEX

Exhibit
   No.              Description                Method of Filing
--------            -----------                ----------------

   99     Press release dated November 21,   Filed herewith electronically
          2005